UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 21, 2008

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 21, 2008, Jackson Hewitt Tax Service Inc. (the “Company”), Jackson Hewitt Inc. and certain affiliates amended their existing $450 million senior revolving credit facility (the “Amended and Restated Credit Agreement”) to provide additional flexibility under the maximum consolidated leverage ratio, which is the ratio of consolidated debt to consolidated Earnings Before Interest Taxes, Depreciation and Amortization, each as defined in the Amended and Restated Credit Agreement. The maximum consolidated leverage ratio has been amended to be 3.5x for the fiscal quarters ending July 31, 2008, through January 31, 2009, 3.15x for the fiscal quarters ending April 30, 2009, through October 31, 2009, and 3.0x for the fiscal quarters ending thereafter. Eurodollar borrowings will now bear interest at the London Inter-Bank Offer Rate plus a credit spread ranging from 0.50% to 2.00%. Base rate borrowings will now bear interest at the Prime Rate plus a spread of 0.00% to 1.00%. The Amended and Restated Credit Agreement carries an annual fee ranging from 0.10% to 0.40% of the unused portion of the Amended and Restated Credit Agreement. The Company will be permitted to repurchase shares of common stock once the maximum consolidated leverage ratio is reported below 2.5x for two consecutive quarter-end periods and, upon the commencement of any such share repurchases, the maximum consolidated leverage ratio reverts back to 3.0x. The Company will be able to make unlimited acquisitions as long as the maximum consolidated leverage ratio is below 3.0x on a pro forma basis and will otherwise be limited to $15 million per year.

The Amended and Restated Credit Agreement is a committed credit facility provided by a syndicate of banks with a maturity date that remains October 6, 2011. The material terms and descriptions of the Amended and Restated Credit Agreement were previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on October 10, 2006, and November 5, 2007, and are hereby incorporated by reference.

ITEM 8.01	OTHER EVENTS

On May 21, 2008, we issued a press release announcing our preliminary 2008 tax filing results. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

See	Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Daniel P. O’Brien
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: May 21, 2008

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated May 21, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 21, 2008: Jackson Hewitt Reports Preliminary 2008 Tax Filing Results

4